UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2006

Warner Music Group Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

WMG Acquisition Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	333-121322	68-0576630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 13, 2006, Warner Music Group Corp. (the “Company”) issued a press release, which is furnished as Exhibit 99.1 hereto, announcing that Patrick Vien had been hired as Chairman and CEO of Warner Music International (“WMI”).

Since 2004, Mr. Vien has been the President of NBC Universal’s Global Networks Division. In his new capacity at WMI, Mr. Vien will oversee the company’s international recorded music activities. As President of NBC Universal Global Networks, Mr. Vien was responsible for the division of that company which wholly owns and operates 11 television channels in territories around the world. Mr. Vien oversaw all aspects of programming, marketing, distribution and finance, and was charged with creating new channel brands for distribution platforms worldwide. The entertainment television channels under Mr. Vien’s supervision reached more than 70 million subscribers across 40 countries. In addition to these responsibilities, Mr. Vien represented NBC Universal’s interests in several global joint ventures and, in this capacity, was a member of the board of directors of Sundance Channel, HBO (Asia), HBO (China), Showtime and TV1 (Australia/NZ), LAPTV (Latin America), The History Channel (Germany, Austria, and Switzerland) and Telecine (Brazil). Before joining NBC Universal, Mr. Vien was President of Universal’s Television Network Enterprises where he lead the operations of digital networks and new digital products, including the critically acclaimed channel TRIO: pop.culture.tv, Newsworld International (NWI), Crime TV and an early video-on-demand service, Universal On Demand. Prior to this position at Universal, Mr. Vien was President and COO of North American Television (NATV). During his tenure at NATV, Mr. Vien founded TRIO and NWI. After steering the two networks to profitability, Mr. Vien brokered their eventual sale to Barry Diller’s USA Networks in 2000. Mr. Vien earned a master’s degree in business communications from the Annenberg School of Communications at the University of Southern California and graduated from McGill University in Montreal with a bachelor’s degree in economics. He is a member of the Young Presidents’ Organization, a global association of business leaders under the age of 50.

Warner Music Inc., a wholly owned subsidiary of the Company, entered into an employment agreement with Mr. Vien as of February 10, 2006 under which Mr. Vien will serve as Chairman and CEO of WMI. The employment agreement provides for a term beginning on February 13, 2006 and ending on February 28, 2009. Under the terms of the employment agreement, Mr. Vien will be paid an annual salary equal to $750,000. Mr. Vien is also eligible to receive an annual cash bonus, with a target of $750,000. In addition, Warner Music Inc. will pay Mr. Vien a commencement bonus in the amount of $150,000. In the event that Warner Music Inc. terminates the employment agreement for any reason other than cause or if Mr. Vien terminates his employment for good reason, as defined in the agreement, Mr. Vien will be entitled to severance benefits equal to $1,500,000 and continued participation in Warner Music Inc.’s group health and life insurance plans for up to one year after termination. Mr. Vien’s employment agreement also provides that, if Warner Music Inc. does not renew his agreement at the end of the term, he will receive a payment of $400,000 upon expiration of this agreement and will be considered for a pro rata discretionary bonus for the partial year for the year in which his agreement expires. The employment agreement also contains standard covenants relating to confidentiality and assignment of intellectual property rights and a one-year post employment non-solicitation covenant. A copy of the employment agreement is furnished as Exhibit 10.1 hereto.

Mr. Vien will also be awarded stock options pursuant to a stock option agreement with the Company pursuant to which he will be granted an option to purchase 250,000 shares of the Company’s common stock at a price per share based on the average of the high and low sales prices on the NYSE on the day prior to the grant date (which would have been $20.78 based on the average of the high and low sales prices on the NYSE on February 10, 2006), subject to adjustments. The option to be granted to Mr. Vien generally has a 10-year term. The shares covered by the option generally vest and become exercisable in four equal installments on the day prior to each of the first through fourth anniversaries of the effective date of the stock option agreement, subject to the employee’s continued employment. Such stock will also be subject to a stockholders agreement. The stockholders agreement, as amended, was previously filed with the Form S-4 of WMG Acquisition Corp., a wholly owned subsidiary of the Company (File No. 333-121322).

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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

As described above, Mr. Vien has been hired as Chairman and CEO of WMI. Mr. Vien will be replacing Paul-René Albertini as Chairman and CEO of WMI. Mr. Albertini has served as President and later Chairman and CEO of WMI since 2002. From December 2000 until 2002, Mr. Albertini served as President of Warner Music Europe. On February 13, 2006, the Company announced that Mr. Albertini would be leaving the Company to pursue other opportunities. As a result of his departure, Mr. Albertini will be entitled to receive payments as set forth in his employment agreement. In addition, the provisions of his restricted stock and option agreements with respect to the effect of the termination of employment without cause shall apply. Mr. Albertini’s employment, restricted stock and stock option agreements, which describe these terms in more detail, were previously filed with WMG Acquisition Corp.’s Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-121322), the Company’s Amendment No. 4 to the Registration Statement on Form S-1 (File No. 333-123249) and WMG Acquisition Corp.’s Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-121322), respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following Exhibits are furnished as part of this Report on Form 8-K.

Exhibit No.	Description
10.1	Employment Agreement, dated as of February 10, 2006, between Warner Music Inc. and Patrick Vien.

99.1	Press release issued by Warner Music Group Corp. on February 13, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WARNER MUSIC GROUP CORP.

Date: February 13, 2006	By:	/s/ MICHAEL D. FLEISHER
Michael D. Fleisher Chief Financial Officer

WMG ACQUISITION CORP.

Date: February 13, 2006	By:	/s/ MICHAEL D. FLEISHER
Michael D. Fleisher Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated as of February 10, 2006, between Warner Music Inc. and Patrick Vien.

99.1	Press release issued by Warner Music Group Corp. on February 13, 2006.

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